UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2026

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

(Exact name of Registrant as Specified in Its Charter)

delaware	811-23358	83-1328557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Hammond Drive, Suite 200 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	FINS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Series A Mandatorily Redeemable Preferred Shares

On May 22, 2026, Angel Oak Financial Strategies Income Term Trust (NYSE: FINS) (the “Fund”) entered into a securities purchase agreement (the “Securities Purchase Agreement”), by and among the Fund and the purchaser named therein (the “Securities Purchaser”), in connection with the issuance and sale of 2,000,000 shares of the Fund’s Series A Mandatorily Redeemable Preferred Shares, due April 30, 2031, liquidation preference of $25.00 (the “MRPS”), in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Preferred Placement”). The Fund received gross proceeds from the sale of the MRPS of $50 million. The description above is only a summary of the material provisions of the Securities Purchase Agreement and is qualified in its entirety by reference to a copy of the Securities Purchase Agreement, which is incorporated by reference and filed as Exhibit 10.1 to this Current Report on Form 8-K

As a result of its ownership of MRPS, the Securities Purchaser has the right to elect two members (the “Preferred Trustees”) of the board of trustees of the Fund (the “Board”). The Board may designate nominees to serve as Preferred Trustees to be elected by the Securities Purchaser. The Board has nominated Ira P. Cohen to serve as a Preferred Trustee – a Class III Trustee of the Fund. The Securities Purchaser also has the right to vote with the holders of common shares of the Fund to elect the balance of the Trustees. The description above is only a summary of the material provisions of the Supplement to Declaration of Trust Relating to Series A Mandatory Redeemable Preferred Shares and is qualified in its entirety by reference to a copy of the Supplement to Declaration of Trust Relating to Series A Mandatory Redeemable Preferred Shares, which is incorporated by reference and filed as Exhibit 3.1 to this Current Report on Form 8-K.

FINS intends to use the proceeds of the Preferred Placement primarily to refinance the Fund’s existing debt and to make new portfolio investments.

Series C Senior Notes

On May 22, 2026, the Fund entered into a notes purchase agreement (the “Note Purchase Agreement”), by and among the Fund and the purchaser named therein (the “Note Purchaser”), in connection with the private offering of the Fund’s 5.364% Series C Senior Notes, due July 8, 2030 (the “Series C Notes”), in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Note Placement”). The Series C Notes bear a fixed interest rate of 5.364% per year and mature on July 8, 2030, unless redeemed, purchased or repaid prior to such date by FINS in accordance with their terms. The Fund will receive gross proceeds from the sale of Series C Notes of $40 million.

FINS intends to use the proceeds of the offering of Series C Notes to redeem the Fund’s 2.35% Series A Senior Notes, which mature July 8, 2026, in accordance with their terms.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 22, 2026, the Fund adopted the Supplement to Declaration of Trust Relating to Series A Mandatory Redeemable Preferred Shares (the “Supplement”) establishing and fixing the rights and preferences of the MRPS. The Supplement authorized 2,000,000 MRPS, liquidation preference $25.00 per share. A copy of the Supplement is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

At a November 2025 meeting of the Board, the Board, based on feedback provided to management and the recommendation of management, approved the calling of the 2026 annual meeting of FINS shareholders at a date and time that is later than 30 days from the date of the anniversary of the previous year’s annual meeting of shareholders. The description of the November 2025 special meeting of the Board is qualified in its entirety by reference to the Current Report on Form 8-K filed by FINS on November 26, 2025.

On May 21, 2026, the Board called the annual meeting of FINS shareholders (the “Annual Shareholder Meeting”) and approved its time, date and location and further approved certain matters to be brought before FINS’s shareholders (the “Shareholders”) at the annual meeting. The Annual Shareholder Meeting will be at 1:00 p.m. on September 25, 2026, at the offices of Angel Oak Capital Advisors, LLC, 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328. At the Annual Shareholder Meeting, the Shareholders will be asked to vote on the following proposals:

1.	To elect each of Keith M. Schappert and Andrea N. Mullins as a Class II Trustee of the Fund;
2.	In the case of holders of MRPS of the Fund, to elect Ira P. Cohen as a Class III Trustee of the Fund;
3.	To approve an amendment to the Fund’s Declaration of Trust to lower the threshold for the Shareholders to remove a Trustee for “Cause” as defined in the Declaration of Trust from 75% to 66.67% and lower the threshold for Trustees to remove a Trustee of the Fund for “Cause” from 75% to 66.67% (the “Amendment”);
4.	To approve adjournments of the Annual Shareholder Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Annual Shareholder Meeting to approve the proposals or establish quorum;
5.	To ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027; and
6.	To approve the transacting of such other business as may properly come before the Annual Shareholder Meeting.

The description of the Amendment is qualified in its entirety by reference to the Current Report on Form 8-K filed by FINS on November 26, 2025.

Based on the terms of the Bylaws, for nominations or other business to be properly brought by Shareholders before the Annual Shareholder Meeting, notice must be delivered not earlier than the 150th day prior to the date of the Annual Shareholder Meeting and not later than the close of business on the later of the 120th day prior to the date of the Annual Shareholder Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In addition, the deadline and requirements for shareholder proposals of business to be conducted at the 2026 annual meeting of the shareholders of FINS must be made in compliance with the applicable securities laws.

On May 22, 2026, FINS issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Supplement to Declaration of Trust Relating to Series A Mandatory Redeemable Preferred Shares

10.1	Securities Purchase Agreement, dated as of May 22, 2026, between the Fund and the Purchasers

99.1	Press Release dated May 22, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Angel Oak Financial Strategies Income Term Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Oak Financial Strategies Income Term Trust

Date: May 26, 2026	By:	/s/ Ward Bortz
	Name:	Ward Bortz
	Title:	President